SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                November 24, 1997
                            (Earliest Event Reported)



                           Total System Services, Inc.
                          (Exact Name of Registrant as
                            Specified in its Charter)


 Georgia                         1-10254                             58-1493818
(State of                    (Commission File                     (IRS Employer
 Incorporation)                  Number)                         Identification
                                                                   Number)



                   1200 Sixth Avenue, Columbus, Georgia 31901
                    (Address of principal executive offices)


                                 (706) 649-2267
                         (Registrant's Telephone Number)



          (Former name or former address, if changed since last report)

Item 5.           Other Events.

         On November 24, 1997, Total System Services, Inc. ("Registrant") announced the signing of a seven year processing agreement with Canadian Tire Acceptance Limited of Welland, Ontario to process its credit card portfolio.

         On November 25, 1997, Registrant announced the signing of a six year processing agreement with Winston Salem, North Carolina-based BB&T Corporation to process its credit card portfolio.

         A copy of Registrant's press releases regarding the announcements referenced above are attached hereto as Exhibits 99.1 and 99.2, respectively, and by this reference made a part hereof.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99.1 - Registrant's press release, November 24, 1997

                  99.2 - Registrant's press release, November 25, 1997


















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






                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TOTAL SYSTEM SERVICES, INC.
                                            ("Registrant")


Dated: November 25, 1997                    By:/s/ Kathleen Moates
       -----------------------------           -------------------
                                                   Kathleen Moates
                                                   Deputy General Counsel















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

                                  Exhibit Index

Exhibit Number                                       Description

99.1                                                 Registrant's
                                                     press release
                                                     dated November 24, 1997

99.2                                                 Registrant's
                                                     press release
                                                     dated November 25, 1997







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